                                 Exhibit 99.3

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                        TOUCHSTONE SOFTWARE CORPORATION
                     Pro Forma Consolidated Balance Sheet
                      As of December 31, 1998 (Unaudited)

                                       TouchStone      Unicore                        Pro Forma         Combined
                                       Historical     Historical       Combined      Adjustments        Pro Forma
------------------------------------------------------------------------------------------------------------------
ASSETS:
Current Assets:
  Cash and cash equivalents           $    825,255    $  121,183    $    946,438                      $    946,438
  Investments                            5,897,469                     5,897,469    (1,205,000) a.       4,692,469
  Restricted Cash                          500,000                       500,000                           500,000
  Accounts receivable, net               1,193,528       632,489       1,826,017                         1,826,017
  Inventories, net                         185,287        93,808         279,095                           279,095
  Prepaid expenses and other
   current assets                          166,987             0         166,987             0             166,987
                                      ------------    ----------    ------------    ----------        ------------
      Total current assets               8,768,526       847,480       9,616,006    (1,205,000)          8,411,006

Investments                              1,364,797             0       1,364,797             0           1,364,797
Property, net                              134,888        68,975         203,863             0             203,863
Goodwill                                         0       385,638         385,638     3,001,963  b.       3,387,601
Other assets                                58,458             0          58,458             0              58,458
                                      ------------    ----------    ------------    ----------        ------------
Total Assets                            10,326,669     1,302,093      11,628,762     1,796,963          13,425,725
                                      ============    ==========    ============    ==========        ============
LIABILITIES &
SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts Payable                         631,646        78,149         709,795                           709,795
  Accrued Payroll and related
   expenses                                152,336             0         152,336                           152,336
  Accrued cooperative advertising          413,002             0         413,002                           413,002
  Accrued restructuring expense            380,128             0         380,128                           380,128
  Deferred revenue                       1,243,034             0       1,243,034                         1,243,034
  Purchase obligations                           0             0               0     2,080,350  c.       2,080,350
  Current maturities of
   long-term debt                                0        89,294          89,294                            89,294
  Other accrued liabilities                304,411       322,977         627,388                           627,388
                                      ------------    ----------    ------------    ----------        ------------
      Total current liabilities          3,124,557       490,440       3,614,997     2,080,350           5,695,347

Other liabilities                          189,893       528,266         718,159             0             718,159

Shareholders' equity
  Common stock                               7,963           100           8,063          (100)              7,963
Additional paid-in capital              18,754,516       334,900      19,089,416      (334,900)         18,754,516
Accumulated deficit                    (11,750,260)      (51,613)    (11,801,873)       51,613         (11,750,260)
                                      ------------    ----------    ------------    ----------        ------------
Total shareholders' equity               7,012,219       283,387       7,295,606      (283,387)          7,012,219
                                      ------------    ----------    ------------    ----------        ------------
TOTAL LIABILITIES &
 SHAREHOLDERS' EQUITY                   10,326,669     1,302,093      11,628,762     1,796,963          13,425,725
                                      ============    ==========    ============    ==========        ============

                        TOUCHSTONE SOFTWARE CORPORATION
                Pro Forma Consolidated Statement of Operations
               For the Year Ended December 31, 1998 (Unaudited)

                                                                                   Pro Forma          Combined
                                     Touchstone       Unicore        Combined     Adjustments         Pro Forma
----------------------------------------------------------------------------------------------------------------
Revenues                             $ 4,835,823     $3,294,252    $ 8,130,075                       $ 8,130,075
Cost of Revenues                       1,367,196        464,601      1,831,797                         1,831,797
                                     -----------     ----------    -----------                       -----------
Gross Profit                           3,468,627      2,829,651      6,298,278                         6,298,278

Operating Expenses
  General and administrative           1,956,603      1,143,510      3,100,113                         3,100,113
  Sales and marketing                  2,380,787        774,782      3,155,569                         3,155,569
  Research and development             1,721,716        490,203      2,211,919                         2,211,919
  Restructuring costs                  1,075,253              0      1,075,253                         1,075,253
                                     -----------     ----------    -----------                       -----------
    Total operating expenses           7,134,359      2,408,495      9,542,854                         9,542,854
Income (loss) from operations         (3,665,732)       421,156     (3,244,576)                       (3,244,576)
Other income, net                        569,616         (6,544)       563,072                           563,072
Amortization of Goodwill                                                           (1,129,200) d.     (1,129,200)
                                                                                                     -----------
Profit before taxes                   (3,096,116)       414,612     (2,681,504)    (1,129,200)        (3,810,704)
Provision for income taxes                   800        126,490        127,290                           127,290
                                     -----------     ----------    -----------                       -----------
Net income (loss)                    $(3,096,916)    $  288,122    $(2,808,794)   $(1,129,200)       $(3,937,994)
                                     ===========     ==========    ===========    ===========        ===========
Net loss per common share,
 basic and diluted                   $     (0.39)                                                    $     (0.50)
Weighted average shares
 outstanding, basic & diluted          7,930,000                                                       7,930,000

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)


1. The following Pro Forma Financial Statements are Unaudited and give effect to the acquisition of all of the issued and outstanding common stock of Unicore Software, Inc. ("Unicore") by Touchstone Software Corporation (the "Company") on a purchase accounting basis. Both the Company's and Unicore's fiscal years end on December 31.

     The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998 assumes that the acquisition occurred on December 31, 1998 and combines the Consolidated Balance Sheet of the Company and the Consolidated Balance Sheet of Unicore as of December 31, 1998.

     The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 assumes that the acquisition occurred at January 1, 1998, and combines the Consolidated Statement of Operations of the Company for the year ended December 31, 1998 with the Consolidated Statement of Operations of Unicore for the year ended December 31, 1998.

     Such unaudited pro forma combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the acquisition occurred at the beginning of the period presented nor is it necessarily indicative of future financial position or results of operations, and is based upon certain assumptions and adjustments described in the notes to the pro forma consolidated financial statements. These unaudited pro forma combined financial statements are based upon the respective historical consolidated financial statements of the Company and Unicore, and should be read in conjunction with the respective historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, and in this Current Report on Form 8-K/A for Unicore.

2. The allocation of the $3,285,350 purchase price for Unicore Software is allocable to the specific identifiable tangible and intangible assets and liabilities as follows:

      Current assets                                       $   847,480
      Long-term asset                                           68,975
      Liabilities                                           (1,018,706)
      Goodwill                                               3,387,601
                                                           -----------
      Total                                                  3,285,350
                                                           ===========

3.   Pro Forma Adjustments

     a. This adjustment reflects the cash portion of the purchase price paid to the stockholders of Unicore.

     b.  This adjustment reflects the recording of goodwill.

     c. This adjustment is an accrual for the estimated remaining purchase obligation.

     d. This adjustment reflects the amount of the goodwill amortization after the conclusion of the first year of combined operations. Goodwill is calculated based on the purchase price less the net tangible assets of Unicore, and is amortized over three years.